UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 or 15(d) of THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 30, 2019

Intercontinental Exchange, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36198	46-2286804
(Sate or other jurisdiction of incorporation)	(Commission File No.)	(IR.S. Employer Identification Number)

5660 New Northside Drive, Third Floor, Atlanta, Georgia 30328

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (770) 857-4700

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value per share	ICE	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On October 31, 2019, Intercontinental Exchange, Inc. (“ICE”) announced its financial results for the fiscal quarter ended September 30, 2019. A copy of ICE’s press release announcing such financial results is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 2.02, including the attached press release on Exhibit 99.1, is furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 except as may be expressly set forth by specific reference in such filing.

ICE makes references to non-GAAP financial information in the attached press release. A description of the non-GAAP financial information and a reconciliation of the non-GAAP financial information to the comparable GAAP financial measures are contained in the attached press release and ICE’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2019.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 30, 2019 (and effective as of that date), ICE filed a Certificate of Change of Registered Agent and/or Registered Office (the “Certificate of Change”) with the Secretary of State of the State of Delaware to change ICE’s registered agent to United Agent Group Inc., and its registered office to 3411 Silverside Road, Tatnall Building No. 104, County of New Castle, Wilmington, Delaware 19810. The Certificate of Change was approved by ICE’s board of directors in accordance with Delaware Law and has the effect of amending Article II of the Fourth Amended and Restated Certificate of Incorporation of ICE. A copy of the Certificate of Change is attached hereto as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

In addition, on October 30, 2019 (and effective as of that date), ICE filed a Fifth Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, integrating into a single instrument, all of the provisions of the Fourth Amended and Restated Certificate of Incorporation which were then in effect and the Certificate of Change. The Fifth Amended and Restated Certificate of Incorporation was approved by ICE’s board of directors in accordance with Delaware Law and only restated and integrated, but did not further amend the provisions of the Fourth Amended and Restated Certificate of Incorporation. The foregoing description of ICE’s Fifth Amended and Restated Certificate of Incorporation is qualified in all respects by reference to the text of the Fifth Amended and Restated Certificate of Incorporation, which is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

3.1	Certificate of Change of Registered Agent and Registered Office, dated October 30, 2019
3.2	Fifth Amended and Restated Certificate of Incorporation of Intercontinental Exchange, Inc., dated October 30, 2019
99.1	Press Release dated October 31, 2019
104	The cover page from Intercontinental Exchange, Inc.’s Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INTERCONTINENTAL EXCHANGE, INC.

Date: October 31, 2019	/s/ Scott A. Hill
Scott A. Hill
Chief Financial Officer